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                                                                  EXHIBIT (10.3)

                     Supplemental Executive Retirement Plan

                     Tupperware Corporation

                     June 1, 2003

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Contents

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Article 1. Establishment and Purpose                                           3

Article 2. Definitions                                                         3

Article 3. Administration                                                      8

Article 4. Eligibility and Participation                                       9

Article 5. Benefit Amount                                                      9

Article 6. Rabbi Trust                                                        11

Article 7. Amendment and Termination                                          12

Article 8. Beneficiary Designation                                            12

Article 9. Miscellaneous                                                      12

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Tupperware Corporation
Supplemental Executive Retirement Plan

Article 1. Establishment and Purpose

     1.1. Establishment. Tupperware Corporation, a Delaware corporation (the "Company"), hereby establishes, effective as of June 1, 2003 (the "Effective Date"), a supplemental executive retirement plan for E. V. Goings, Chief Executive Officer, and other key employees of the Company as determined at the Committee's sole discretion, which shall be known as the "Tupperware Corporation Supplemental Executive Retirement Plan" (the "SERP").

     1.2. Purpose. The purpose of the SERP is to provide additional supplemental pension benefits to E. V. Goings and a select group of management employees of the Company as determined herein.

Article 2. Definitions

     2.1. Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below and, when intended, such terms shall be capitalized.

     (a) "Actuarial Equivalent" or "Actuarially Equivalent" means the equivalence in present value between two forms and/or times of payment based upon a determination by an actuary chosen by the Committee, using sound actuarial assumptions at the time of such determination. Actuarial assumptions prescribed by the Base Retirement Plan, or actually used to calculate a Participant's benefit thereunder, shall be automatically deemed to be sound actuarial assumptions for purposes of this SERP.

     (b) "Affiliate" shall have the same meaning as such term is defined in the Base Retirement Plan.

     (c) "Base Retirement Plan" means the Tupperware Corporation Base Retirement Plan, or any predecessor or successor plan thereto.

     (d) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     (e) "Beneficiary" means the person or persons designated in accordance with Article 8 to receive any benefits under the SERP in the event of a Participant's death.

     (f) "Benefit Commencement Date" means the first day of the first month for which an amount is payable as a retirement benefit as determined under the Base Retirement Plan.

     (g)  "Board" means the Board of Directors of the Company.

     (h)  "Cause" means:

          (i) The willful and continued failure of a Participant to perform substantially the Participant's duties with the Company or one of its affiliates (other than any such

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               failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Participant by the Board which specifically identifies the manner in which the Board believes that the Participant has not substantially performed the Participant's duties;

          (ii) The willful engaging by a Participant in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company;

          (iii) The willful violation by a Participant of any restrictive covenants a Participant is currently subject to and may become subject to in the future; or

          (iv) Conviction of, or a plea of nolo contendere to, a felony.

          For purposes of this provision, no act or failure to act, on the part of a Participant, shall be considered "willful" unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by a Participant in good faith and in the best interests of the Company. The cessation of employment of a Participant shall not be deemed to be for Cause unless and until there shall have been delivered to the Participant a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Participant and the Participant is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Participant is guilty of the conduct described in any one of subparagraphs (i), (ii), (iii), or (iv) above, and specifying the particulars thereof in detail.

     (i)  "Change in Control" of the Company means:

          (i) An acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifteen percent (15%) or more of either (1) the then outstanding Shares (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2), and (3) of subsection (iii) of this definition; or

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          (ii) A change in the composition of the Board such that the individuals who, as of the Effective Date of the SERP, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board" cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this definition, that any individual who becomes a member of the Board subsequent to such Effective Date, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person or legal entity other than the Board shall not be so considered as a member of the Incumbent Board; or

          (iii) The consummation of a reorganization, merger, statutory share exchange or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries ("Corporate Transaction"), in each case unless, following such Corporate Transaction, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors, as the case may be, of the entity resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
               (2) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or such entity resulting from such Corporate Transaction) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the outstanding shares of Common Stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of Directors except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Corporate Transaction constitute at least a majority of the Board of Directors of the corporation resulting

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               from such Corporate Transaction constitute at least a majority of the Board of Directors of the corporation resulting from such Corporate Transaction; or

          (iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     (j)  "Code" means the Internal Revenue Code of 1986, as amended.

     (k) "Committee" means the Compensation and Directors Committee of the Board, or any other committee designated by the Board to administer the SERP, pursuant to Section 3.1 herein.

     (l) "Common Stock" shall mean the common stock of the Company, par value $.01 per share.

     (m) "Company" means Tupperware Corporation, a Delaware corporation, or any successor thereto as provided in Section 9.6 herein.

     (n) "Company Contributions" mean the aggregate total of the Company's basic Employer Contributions (including any earnings thereon) as such term is defined and credited to a Participant's account under the Tupperware Corporation's Retirement Savings Plan, or any predecessor or successor plan thereto.

     (o) "Credited Service" means a Participant's complete and partial years of service during which a Participant was an employee of the Company or an Affiliate.

     (p) "Director" means any individual who is a member of the Board of Directors of the Company.

     (q) "Disability" has the same meaning as the term is defined under the Base Retirement Plan.

     (r) "Effective Date" means the date the SERP becomes effective, as set forth in Section 1.1 herein.

     (s) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor act thereto.

     (t) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or a successor act thereto.

     (u) "Final Average SERP Pay" means a Participant's highest average SERP Pay over a consecutive three (3) year period in the Participant's last five (5) years of Credited Service.

     (v) "Normal Retirement Age" means a Participant's sixty-fifth (65th) birthday.

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     (w)  "Normal Retirement Date" means the first day of the month next following the Participant's attainment of his Normal Retirement Age.

     (x) "Participant" means E. V. Goings, Chief Executive Officer, and other key employees of the Company selected by the Committee for participation in the SERP in accordance with Article 4 herein.

     (y) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

     (z) "Plan Year" means the consecutive twelve (12) month period beginning each January 1 and ending December 31.

     (aa) "SERP Pay" means a Participant's annual base salary plus annual incentive compensation awards or bonuses earned in a calendar year (and payable in the next calendar year) under the Company's annual incentive programs (not including any special programs) without taking into account any reductions pursuant to voluntary deferrals of such base salary or annual incentive compensation awards or bonuses under tax-qualified or nonqualified plans of the Company and/or its Affiliates. SERP Pay shall not include any compensation award payable to a Participant pursuant to a Company program which establishes incentive award opportunities which are contingent upon performance measured over periods greater than one (1) year including, but not limited to, stock awards such as stock options, restricted stock, performance shares, or other equity awards, special cash or equity retention awards, amounts paid as the reimbursement for expenses incurred on behalf of the Company and/or its Affiliates, or incidental benefits paid on behalf of a Participant such as hospital insurance, health and accident insurance, and group life insurance.

     (ab) "Share" means a share of Common Stock of the Company.

     (ac) "Spousal Consent" means the written consent of a Participant's spouse to make a change in the form of payment of benefits under the SERP in accordance with Section 5.2 herein, as applicable or to make a change in the Beneficiary designated under this SERP to someone other than the Participant's spouse. Such consent must be witnessed by a notary public in order to be effective and may be evidenced on such form as the Committee may prescribe.

     (ad) "Supplemental Plan" means the Tupperware Corporation Supplemental Plan, or any predecessor or successor plan thereto.

     2.2. Gender and Number. Except when otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular, and the singular shall include the plural.

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Article 3. Administration

     3.1. The Committee. The SERP shall be administered by the Committee, or by any other committee designated by the Board to administer the SERP. The Committee may delegate any or all of its administrative responsibilities hereunder.

     3.2. Authority of the Committee. Subject to the provisions herein and subject to ratification by the Board, the Committee shall have the full power to amend or terminate the SERP at any time (subject to Article 7), to select employees for participation in the SERP, to determine the terms and conditions of each employee's participation, to construe and interpret the SERP and any agreement or instrument entered into hereunder, and to establish, amend, or waive procedures for the SERP's administration. Further, the Committee shall have full power to make any other determination that may be necessary or advisable for the SERP's administration.

     3.3. Actions by the Committee or the Board. No member of the Committee or the Board or any other committee of the Board or any employee of the Company (each such person a "Covered Person") shall have any liability to any person (including any employee) for any action taken or omitted to be taken or any determination made in good faith with respect to the SERP. Each Covered Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys' fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit, or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the SERP and against and from any and all amounts paid by such Covered Person, with the Company's approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit, or proceeding against such Covered Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit, or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company's choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person's bad faith, fraud, or willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise or any other power that the Company may have to indemnify such persons or hold them harmless.

     3.4. Decisions Binding. All determinations and decisions made by the Committee or the Board and all related orders or resolutions of the Committee or the Board shall be final, conclusive, and binding on all persons, including the Company, its Affiliates, its employees, Participants, and their estates and Beneficiaries.

     3.5. Claims Procedure. The Committee shall provide adequate written notice within ninety (90) days to a Participant or Beneficiary whose claim for benefits under the SERP has been denied, setting forth (a) the specific reason or reasons for such denial, (b) the specific reference to pertinent provisions of this SERP on which such denial is based, (c) a description of any additional material or information necessary for the Participant or Beneficiary to perfect his claim and an explanation why such material or such information is necessary, (d) appropriate information as to the

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steps to be taken if the Participant or Beneficiary wishes to submit the claim for review, and (e) the time limits for requesting a review, including a statement of the Participant's or Beneficiary's right to bring a civil action under section 502(a) of ERISA following an adverse benefit determination on review.

Article 4. Eligibility and Participation

     4.1. Eligibility. Persons eligible to participate in this SERP shall be limited to full-time, salaried employees of the Company or an Affiliate, who are determined to be "key employees" by the Committee and who are approved for participation by the Board. Further, to be eligible, an employee must be among a select group of management or highly compensated employees of the Company or an Affiliate, such that the SERP qualifies for a "top hat" exemption from most of the substantive requirements of Title I of ERISA, as further described in
Section 9.1 herein.

     4.2. Participation. The Board, at its sole and absolute discretion, reserves the right to approve the participation of any and all employees who have been designated by the Committee as being "key employees" and therefore eligible to participate in this SERP.

     4.3. Notification of Participation. Employees who have been selected and approved for SERP participation shall be notified in writing of their selection at least thirty (30) calendar days prior to the beginning of the Plan Year in which they are eligible, or as soon as administratively possible thereafter. Once notified, an employee shall have a contractual right to all benefits accrued and vested while a Participant in this SERP except as may otherwise be provided in Section 5.4.

     However, no employee shall have the right to be selected to participate in this SERP or, having been so selected, to be selected to participate in any future Plan Year. Further, nothing in the SERP shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant's employment at any time, nor confer upon any Participant a right to continue in the employ of the Company or an Affiliate.

     In the event a Participant is deemed by the Committee to be ineligible to continue participation in the SERP for any reason, such individual shall become an inactive Participant, retaining all the rights relating to benefits previously accrued and vested herein, as described under the SERP. In such event, the Committee or the Board, at its sole and absolute discretion, may immediately cash out a Participant's benefits accrued under this SERP in a single Actuarially Equivalent lump sum. Such payment shall be in full satisfaction of the Participant's benefits under this SERP.

Article 5. Benefit Amount

     5.1. Vesting. A Participant (or a Participant's Beneficiaries) shall become fully vested in benefits under the SERP upon the completion of five (5) years of Credited Service from the Participant's original date of hire; provided, however, that a Participant shall become fully vested if a Participant remains employed through age sixty-five (65). Notwithstanding the foregoing, a Participant shall become fully vested in their accrued benefits under this SERP upon a Participant's death, Disability, or a Change in Control of the Company or in the event that the SERP is terminated by the Company.

     Notwithstanding the above, the Committee may accelerate the vesting of any or all SERP benefits at its discretion.

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     5.2. SERP Benefit. Subject to Section 5.4, each Participant (or the
Participant's Beneficiaries) who terminates active employment with the Company or Affiliate for any reason and who is fully vested in the benefits under the SERP in accordance with Section 5.1 shall be entitled to an annual benefit equal to the excess (if any) of (a) over (b), where (a) and (b) are defined as follows:

     (a) The Participant's Final Average SERP Pay multiplied by three percent (3%) multiplied by the Participant's Credited Service.

     (b) The aggregate sum of the actual benefits that a Participant (or the Participant's Beneficiaries) is entitled to under the Base Retirement Plan, the Supplemental Plan, and any Company Contributions (to the extent the Participant was vested under the Base Retirement Plan, Supplemental Plan, and in any Company Contributions), beginning on the Benefit Commencement Date. In determining a Participant's actual benefits under the above-mentioned plans, the normal form of benefit as stipulated under the Base Retirement Plan (single life annuity) shall be used to calculate a Participant's offset for actual benefits under the Base Retirement Plan, Supplemental Plan, and any Company Contributions. As such, a Participant's benefit balance in Company Contributions beginning on a Participant's Benefit Commencement Date shall be the Actuarial Equivalent benefit as determined using the actuarial assumptions as stipulated in the Base Retirement Plan.

          Notwithstanding anything to the contrary in this SERP, the number of years of Credited Service used in (a) above shall not exceed twenty
          (20) years.

     In the event a Participant becomes ineligible to continue participation in this SERP for any reason other than for Cause, prior to the Participant's termination of employment or in the event that this SERP is discontinued as to such Participant prior to the Participant's termination of employment, the accrued benefit earned by such Participant which will be payable under this SERP, subject to satisfaction of the vesting requirements of Section 5.1 above, will equal the differential between the amount computed under (a) above as of the date of the cessation of the Participant's active participation in the Plan over (b) the amount computed under (b) above determined as of such date.

     5.3. Reduction for Early Retirement. A Participant's vested SERP benefit shall be reduced by 0.2 percent for each of the first thirty-six (36) complete calendar months and by 0.4 percent for each additional complete calendar month by which his first early retirement benefit payment precedes his Normal Retirement Date. Notwithstanding the above, a Participant must have completed at least ten (10) years of Credited Service to be eligible to elect a Benefit Commencement Date beginning on the first day of any month after the Participant attains age fifty-five (55) and prior to a Participant's Normal Retirement Date.

     5.4. Timing and Manner of Payment. The Company shall commence payment of benefits to a Participant (or the Participant's Beneficiaries) under this SERP as of the Participant's Benefit Commencement Date. In the case of an unmarried Participant, the form of benefit shall be the standard form of benefit provided to an unmarried Participant under the Base Retirement Plan and, in the case of a married Participant, the form of benefit shall be the "Statutory 50% Joint and Survivor Annuity Option" as defined under the Base Retirement Plan. Notwithstanding the foregoing, a Participant may elect to have his benefits paid in any Actuarially Equivalent form as provided under

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the Base Retirement Plan or in any other Actuarially Equivalent form, including a lump sum, as may be permitted from time to time by the Company, provided, however, that no such election shall be valid unless filed in writing with the Company at least three-hundred and sixty-five (365) calendar days prior to such Participant's termination of employment with the Company. The filing of any such valid election form shall act as an immediate revocation as to any prior election. In addition, in the case of a married Participant, such an election shall not be valid unless accompanied by a Spousal Consent.

     5.5. Death and Disability Benefits. Notwithstanding anything to the contrary in this SERP, in the event of a Participant's termination of employment due to death or Disability, the timing and manner of the payment of a Participant's accrued SERP benefit shall mirror the payout provisions associated with death and Disability as stipulated in the Base Retirement Plan.

     5.6. Forfeiture of Benefit. Notwithstanding anything to the contrary in this SERP, in the event of a Participant's termination of employment for Cause, the Participant and the Participant's Beneficiaries shall immediately forfeit all rights and entitlement to benefits under this SERP, whether or not vested.

Article 6. Rabbi Trust

     6.1. Establishment of a Rabbi Trust. The Company may, in its sole and absolute discretion, at any time after the Effective Date, establish an irrevocable rabbi trust (which shall be a grantor trust within the meaning of Code Sections 671-677) for the benefit of Participants and Beneficiaries of Participants, as appropriate. Any rabbi trust so created shall have an independent trustee (such trustee to have a fiduciary duty to carry out the terms and conditions of this SERP) as selected by the Company. The provisions of this Article 6 shall apply only in the event that the Company exercises its discretion under this Section 6.1 and establishes a rabbi trust.

     6.2. Terms of the Rabbi Trust. Assets contained in the rabbi trust shall at all times be specifically subject to the claims of the Company's general creditors in the event of bankruptcy or insolvency; such terms shall be specifically defined within the provisions of the rabbi trust, along with a required procedure for notifying the trustee of any such bankruptcy or insolvency.

     6.3. Funding of the Rabbi Trust. Subject to the other provisions of this
Section 6.3, at the sole discretion of the Committee, the Company shall contribute cash, cash equivalents, or property to the rabbi trust for the benefit of Participants and Participants' Beneficiaries, as the Committee deems appropriate.

     However, the rabbi trust will be funded immediately with an amount equal to the Actuarial Equivalent of Participants' and Beneficiaries' benefits under this SERP in the event that the Company undergoes a Change in Control, as such amount is determined by the Company's actuary.

     6.4. Distributions from the Rabbi Trust. Following a Change in Control of the Company, distributions of a Participant's benefits shall be made from the rabbi trust directly to the Participant in accordance with Article 5 herein upon such Participant's termination of employment.

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     To the extent any benefits provided under this SERP are actually paid from the rabbi trust, the Company shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by the Company.

Article 7. Amendment and Termination

     The Board and the Committee hereby reserve the right to amend, modify, and/or terminate the SERP at any time. However, no such amendment or termination shall in any manner adversely affect the rights or benefits of any Participant previously accrued and vested under this Plan without the consent of the Participant.

Article 8. Beneficiary Designation

     Each Participant shall be entitled to designate a Beneficiary or Beneficiaries by filing a signed, written notice of such designation with the Company, in such form as the Committee may prescribe. A Participant may file a Beneficiary designation form with the Company at any time and the filing of any such form shall act as an immediate revocation as to any prior Beneficiary designations. In addition, in the case of a married Participant, any Beneficiary designation of someone other than the Participant's spouse shall not be valid unless accompanied by a Spousal Consent. In the event of a dissolution of marriage, a Participant's Beneficiary designation shall be deemed automatically revoked to the extent that a Beneficiary is the Participant's spouse. In such event, or in the absence of a Beneficiary designation form, the payment of benefits under this SERP shall be made to the parties entitled to receive payment of qualified benefits under the Base Retirement Plan.

Article 9. Miscellaneous

     9.1. Unfunded Plan. This SERP is intended to be an unfunded plan maintained primarily to provide supplemental pension benefits for "a select group of management or highly compensated employees" within the meaning of Sections 201, 301, and 401 of ERISA, and therefore is further intended to be exempt from the provisions of Parts 2, 3, and 4 of Title I of ERISA. Accordingly, the Committee may terminate the SERP, subject to Article 7 herein, for any or all Participants, in order to achieve and maintain this intended result.

     9.2. General Unsecured Creditor. Nothing contained herein shall give any Participant, Beneficiary, or their legal representative any rights to assets that are greater than those of a general unsecured creditor of the Company. Participants and their Beneficiaries, heirs, successors, and assigns shall have no secured legal or equitable rights, interest, or claims in any property or assets of the Company or its Affiliates. Any and all of the Company's assets and policies, and those of its Affiliates, shall be, and remain, the general, unpledged, unrestricted assets of the Company or of its Affiliates as the case may be. The Company's obligation under this SERP shall be that of an unfunded and unsecured promise to pay money in the future.

     9.3. No Right to Employment. Nothing in this SERP shall be construed as conferring upon any Participant any right to continue in the employment of the Company, nor shall it interfere with the rights of the Company to terminate the employment of any Participant or take any other action affecting any Participant's responsibilities, status, compensation, or any other aspect of the employment relationship.

     9.4. Payment to Incompetent. If any person entitled to benefits under this SERP shall be a minor or shall be either physically or mentally incompetent in the judgment of the Committee, such

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benefits may be paid to a court-appointed guardian or trust specifically designated for the benefit of the minor or incompetent Beneficiary. In the event of such payment, the Company, the Board, and the Committee shall be discharged from all further liability for such payment.

     9.5. Costs of the SERP. All costs of implementing and administering the SERP, and all costs incurred in providing the benefits described herein, shall be borne by the Company.

     9.6. Tax Withholding. The Company shall have the right to require Participants to remit to the Company an amount sufficient to satisfy federal, state, and local tax withholding requirements, or to deduct from all payments made pursuant to the SERP amounts sufficient to satisfy such withholding requirements.

     9.7. Nontransferability. Participants' rights to benefits provided hereunder may not be sold, transferred, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. In no event shall the Company make any payment under the SERP to any assignee or creditor of a Participant or to any assignee or creditor of a Participant's Beneficiary.

     9.8. Successors. All obligations of the Company under the SERP shall be binding upon any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

     9.9. Severability. In the event any provision of the SERP shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the SERP, and the SERP shall be construed and enforced as if the illegal or invalid provision had not been included.

     9.10. Transfer of Employment. Notwithstanding anything to the contrary in this SERP, the transfer of employment of a Participant within the Company shall not be deemed a termination of the Participant's employment with the Company for the purposes of this SERP.

     9.11. Applicable Law. To the extent not preempted by federal law, the SERP shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of laws.

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